UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2009
FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33156 (Commission File Number)	20-4623678 (I.R.S. Employer Identification No.)
350 West Washington Street
Suite 600
Tempe, Arizona 85281
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (602) 414-9300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01.	Other Events

Item 9.01.	Financial Statements and Exhibits

Signature

Exhibit 99.1	Information Furnished Pursuant to Part III of Form 10-K for the Fiscal Year Ended December 27, 2008

          Item 8.01. Other Events.
     On February 25, 2009, First Solar, Inc. (“First Solar”) filed with the Securities and Exchange Commission (the “Commission”) its Annual Report on Form 10-K for the fiscal year ended December 27, 2008. The Form 10-K incorporates by reference certain information from First Solar’s definitive Proxy Statement for the 2009 Annual Meeting of Stockholders, which First Solar intends to file with the Commission within 120 days of the end of fiscal 2008 in accordance with applicable Commission rules and regulations. Exhibit 99.1, which is incorporated herein by reference, includes certain information that First Solar intends to provide in its Proxy Statement.
          Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Information Furnished Pursuant to Part III of Form 10-K for the Fiscal Year Ended December 27, 2008

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.
Date: April 2, 2009	By:	/s/ Mary Beth Gustafsson
		Name:	Mary Beth Gustafsson
		Title:	Vice President, General Counsel